ING PARTNERS, INC.

ING Global Bond Portfolio (“Portfolio”)

Supplement dated July 20, 2011

to the Portfolio’s Adviser Class and Service Class Prospectus, Initial Class Prospectus,

and Service 2 Class Prospectus each dated April 29, 2011

(collectively “Prospectus”)

On or about July 18, 2011, Robert Robis was added as a co-portfolio manager for the Portfolios. Effective immediately, the Portfolio’s Prospectus is revised as follows:

1.	The sub-section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectus, is deleted in its entirety and replaced with the following:

Portfolio Managers
Christine Hurtsellers	Michael Mata
Portfolio Manager (since 04/11)	Portfolio Manager (since 01/11)
Robert Robis
Portfolio Manager (since 07/11)

2.	The following paragraph is added to the section entitled “Management of the Portfolios – ING Global Bond Portfolio” of the Portfolio’s Prospectus:

Robert Robis, CFA, Portfolio Manager, is Head of Fixed Income Macro Strategies for ING IM. In this role, Mr. Robis is responsible for contributing to strategy-setting across global rates, sectors, and currencies. Prior to joining ING IM in 2011, Mr. Robis was the Senior Fixed Income Portfolio Manager and Global Macro Strategist at Oppenheimer Funds Inc. from 2005 to 2010. He began his career in 1995 with The Bank Credit Analyst Research Group.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING PARTNERS, INC.

ING Global Bond Portfolio (“Portfolio”)

Supplement dated July 20, 2011

to the Portfolio’s Adviser Class, Initial Class, Service Class,

and Service 2 Class Statement of Additional Information dated April 29, 2011

(“SAI”)

On or about July 18, 2011, Robert Robis was added as a co-portfolio manager for the Portfolio. Effective immediately, the Portfolio’s SAI is revised as follows:

1.

The tables in the sub-sections entitled “Other Accounts Managed” and “Ownership of Securities” under the section entitled “Other Information About Portfolio Managers – Global Bond Portfolio” in the Portfolio’s SAI are hereby deleted in their entirety and replaced with the following:

Other Accounts Managed

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Michael Mata	4	$4,062,667,376	1	$75,835,869	1	$101,390,352
Christine Hurtsellers	16	$4,477,443,225	32	$8,806,867,858	21	$6,619,850,062
Robert Robis(1)	0	$0	0	$0	0	$0
*	None of the accounts managed are subject to performance fees.
(1)	As of June 30, 2011

Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Michael Mata	None
Christine Hurtsellers	None
Robert Robis(1)	None
(1)	As of June 30, 2011

2.	The subsection entitled “Other Information about Portfolio Managers – ING Global Bond Portfolio – Compensation Structures of Portfolio Managers” is hereby deleted and replaced with the following:

Compensation Structure of Portfolio Managers

For Ms. Hurtsellers, Mr. Mata, and Mr. Robis, the portfolio manager(s) (“Portfolio Manager(s)”) for the Portfolio, compensation consists of: (i) fixed base salary; (ii) bonus which is based on the Sub-Adviser’s performance, one- , three – and five-year pre-tax performance of the accounts the portfolio manager(s) are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and asset and revenue growth of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Managers for the Portfolio are also eligible to participate in an annual incentive plan delivered in part in cash and in part deferred award in the form of ING stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The Sub-Adviser has a defined index (the Barclays Capital Global Aggregate Bond Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (45% investment performance-, 15% net cash flow- and 15% revenue growth).

Based on job function, internal comparators and external market data, the Portfolio Managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards are paid in a combination of ING restricted stocks and performance shares and vest in three (3) years.

If the Portfolio Managers’ fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE